                                                                  Exhibit 10(gg)


                                                                       G&S DRAFT
                                                                       01/07/98
                                                                       --------


                            NUTRAMAX PRODUCTS, INC.
                               9 Blackburn Drive
                             Gloucester, MA  01930


                                      Dated as of:  January 20, 1998


BankBoston, N.A.
 Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, MA  02109

National Bank of Canada
One Federal Street, 27th Floor
Boston, MA  02110

The Sumitomo Bank, Limited
One Post Office Square
Suite 3820
Boston, MA  02109

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street
Boston, MA  02110


     Re:  Third Amendment to Revolving Credit and Term Loan Agreement
          -----------------------------------------------------------

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement dated as of December 30, 1996, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 11, 1997, and by a Second Amendment to Revolving Credit and Term Loan Agreement dated as of November 26, 1997, (as so amended, the "Loan Agreement"), among NutraMax Products, Inc. (the "Borrower"), the banking institutions referred to therein as Banks (the "Banks") and The First National Bank of Boston (now known as BankBoston, N.A.), as agent (the "Agent"). Upon the terms and subject to the conditions contained in the Loan Agreement, you agreed to make Revolving Loans and Term Loans to, and issue Letters of Credit for the account of, the Borrower.

     Terms used in this letter of agreement (the "Third Amendment") which are not defined herein, but which are defined in the Loan Agreement, shall have the same respective meanings herein as therein.

     We have requested and you have agreed to make certain modifications of the Loan Documents (collectively, the "Modifications"), and you have advised us that you are prepared and would be pleased to make the Modifications so requested by us on the condition that we join with you in this Third Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Third Amendment, and fully intending to be legally bound by this Third Amendment, we hereby agree with you as follows:

                                   ARTICLE I
                                   ---------

                          AMENDMENTS TO LOAN AGREEMENT
                          ----------------------------

     Effective as of September 28, 1997 (the "Third Amendment Date"), the Loan Agreement is amended in each of the following respects:

          (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Third Amendment.

          (b) The term "Subordinated Debt Documents" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any required consents in form and substance reasonably satisfactory to the Banks and the Agent, between the Borrower and ING, as referenced in Article III(f)(ii) below.

          (c) Section 6.3 of the Agreement is amended: (i) by deleting the reference contained therein to "$650,000"; and (ii) by inserting in place thereof the following: "$1,750,000."

          (d) Section 6.10 is amended by deleting the table set forth therein in its entirety and by inserting the following table in place thereof:


                                            Maximum
      Fiscal Year                     Capital Expenditures
      -----------                     --------------------

          1997                             $4,300,000

          1998                             $8,000,000

          1999                             $7,000,000

     2000, and each                        $6,750,000
fiscal year thereafter



                                   ARTICLE II
                                   ----------

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

     The Borrower hereby represents, warrants and covenants to you as follows:

     (a)  Representations in Loan Agreement.  Each of the representations and
          ---------------------------------
warranties made by the Borrower to you in the Loan Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Third Amendment.

     (b)  No Defaults or Events of Default.  No Default or Event of Default
          --------------------------------
exists on the date of this Third Amendment (after giving effect to all of the arrangements and transactions contemplated by this Third Amendment).

     (c)  Binding Effect of Documents.  This Third Amendment has been duly
          ---------------------------
executed and delivered to you by the Borrower and the Subsidiaries (as the case may be) and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Subsidiaries (as the case may be) contained herein constitute legal, valid and binding obligations of the Borrower and the Subsidiaries (as the case may be) enforceable against them in accordance with their terms.

                                  ARTICLE III
                                  -----------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

     (a)  No Other Changes.  Except to the extent specifically amended and
          ----------------
supplemented hereby, all of the terms, conditions and the provisions of the Loan Agreement, the Notes and each of the other Loan Documents shall remain unmodified, and the Loan Agreement, the Notes and each of the other Loan Documents, as amended and supplemented by this Third Amendment, are confirmed as being in full force and effect.

     (b)  Governing Law.  This Third Amendment is intended to take effect as a
          -------------
sealed instrument and shall be deemed to be a contract under the laws of The Commonwealth of Massachusetts. This Third Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

     (c)  Binding Effect; Assignment.  This Third Amendment shall be binding
          --------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d)  Counterparts.  This Third Amendment may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (e)  Conflict with Loan Agreement.  If any of the terms of this Third
          ----------------------------
Amendment shall conflict in any respect with any of the terms of the Loan Agreement or any other Loan Document, the terms of this Third Amendment shall be controlling.

     (f)  Conditions Precedent.  This Third Amendment shall become and be
          --------------------
effective as of the Third Amendment Date, but only if:

     (i) the form of acceptance at the end of this Third Amendment shall be signed by the Borrower, each Subsidiary, the Agent and the Banks; and

     (ii) the Banks and the Agent shall have received satisfactory evidence that Internationale Nederlanden (U.S.) Capital Corporation ("ING") has provided any and all required consents to the Modifications and has entered into modifications to the Subordinated Debt Documents in form and substance satisfactory to the Banks and the Agent in connection therewith (it being understood and agreed by the Borrower that its failure to enter into with ING, on or before February 12, 1998, such modifications to the Subordinated Debt Documents in form and substance satisfactory to the Banks and the Agent shall constitute an Event of Default under (and as defined in) the Loan Agreement).

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Third Amendment and return such counterpart to the undersigned, whereupon this Third Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                    Very truly yours,

                                    The Borrower:
                                    -------------

                                    NUTRAMAX PRODUCTS, INC.

                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President



                 (remainder of page intentionally left blank)


     The foregoing Third Amendment is hereby accepted by the undersigned effective as of September 28, 1997.


The Agent:
---------

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), individually and as Agent


By: /s/ Timothy G. Clifford
    -----------------------------
    Title: Director


FLEET NATIONAL BANK


By: /s/ Ann M. Meade
    -----------------------------
    Title: Vice President

NATIONAL BANK OF CANADA


By: /s/ Edward T. Paslawski
    ---------------------------------
    Title: Vice President


By: /s/ Leonard J. Pellecchia
    ---------------------------------
    Title: Vice President


THE SUMITOMO BANK, LIMITED


By: /s/ Daniel G. Eastman
    ----------------------------------
    Title: Vice President & Manager


By: /s/ Alfred DeGemmis
    ----------------------------------
    Title: Vice President

SENIOR DEBT PORTFOLIO


By:  Boston Management and Research,
     as investment advisor


     By: /s/ Scott H. Page
         ----------------------------
         Title: Vice President

                             CONSENT OF GUARANTORS
                             ---------------------


     Each of the undersigned has guaranteed the Obligations under (and as defined in) the Agreement by executing separate Guaranties, each dated as of December 30, 1996 (or, in the case of the last three signatories listed below, as of September 11, 1997). By executing this letter, each of the Subsidiaries hereby absolutely and unconditionally reaffirms the Guaranty to which it is a party, and acknowledges and agrees to the terms and conditions of this letter agreement and the Loan Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

                                    NUTRAMAX HOLDINGS, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    NUTRAMAX HOLDINGS II, Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    OPTOPICS LABORATORIES, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FAIRTON REALTY, INC., Guarantor

                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ORAL CARE, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FLORENCE REALTY, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    POWERS PHARMACEUTICAL CORP.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    CERTIFIED CORP., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ADHESIVE COATINGS, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    ELMWOOD PARK REALTY, INC.,
                                    Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President

                                    FIRST AID PRODUCTS, INC., Guarantor


                                    By: /s/ Robert F. Burns
                                        --------------------------
                                        Title: Vice President